THE GABELLI MATHERS FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                                     [PHOTO OF HENRY G. VAN DER EB, CFA OMITTED]
                                                        HENRY G. VAN DER EB, CFA

TO OUR SHAREHOLDERS,

The year 2001 was exceptional for its historic turning-point events:

  o The longest U.S. business expansion on record since 1854, as recognized by the National Bureau of Economic Research, ended in March 2001 after a resilient ten-year run.

  o The U.S. Federal Reserve reduced the discount rate 11 times during 2001, to 40-year lows - the most aggressive easing cycle on record since the Fed was founded 89 years ago.

  o The recession of 2001 is the first U.S. boom-bust cycle since '29 -'33 caused by grand-scale capital spending and stock market bubble collapses.

  o S&P 500 reported profits drop 50% - tech and internet firms' earnings projections tumble.

  o Enron filed Chapter 11 - largest U.S. corporate bankruptcy in history - $31 billion in debt - peak stock market capitalization of $200 billion - total corporate debt defaults in 2001: $120 billion.

  o Argentina defaulted on $155 billion in debt - the largest sovereign credit default in history.

  o The recession of 2001 is the first global economic contraction of the INFORMATION TECHNOLOGY AGE.

  o  Control of the U.S. Senate goes to the Democratic Party without an election
     - political gridlock.

  o The NYSE was closed September 11th - 14th - longest since nine-day bank crisis in March 1937.

  o The Attack on September 11th provokes U.S. War on Terrorism and ends the Peace Dividend.

  o U.S. budget returns to deficit due to recession, war, and tax cuts, putting Social Security at risk.

  o Commodity price deflation was widespread - California energy deregulation crisis disappears.

  o 2001 was the second consecutive down year for major stock indices - first time since '73 -'74.

  o Net cash inflows to stock mutual funds dropped 89.6% - 2001: $32.3 billion vs. 2000: $309.4 billion - the smallest annual inflow since 1990 - U. S. stock mania psychology fades.

INVESTMENT PERFORMANCE AND PORTFOLIO HIGHLIGHTS


     The Gabelli Mathers Fund total return for the year ended December 31, 2001 was 4.25% vs. declines of (11.87)% for the Standard & Poor's 500 Index and (5.43)% for the Dow Jones Industrial Average. The Nasdaq Composite declined (21.05)% in 2001, excluding dividends.

     The table below shows the percent decline (excluding dividends) for various stock market indices from all-time bull market closing highs to bear market closing lows in September 2001. The Nasdaq Composite plunged (71.81)% from its bubble top on March 10, 2000 to its September low.

     S&P Small Cap 600      (21.6)%     Wilshire 5000                 (39.7)%
     NYSE Composite         (25.6)      Valueline Comp (geometric)    (42.0)
     S&P Mid Cap 400        (26.3)      Dow Jones Transportation      (46.2)
     Dow Jones Utility      (29.4)      Biotech Index                 (48.1)
     Dow Jones Industrials  (29.8)      Nasdaq Composite              (71.8)
     Financial Times 100    (36.5)      Nikkei 225                    (75.6)
     S&P 500 Index          (36.8)      Nasdaq 100                    (76.1)
     Russell 2000           (37.5)      Internet Index                (85.5)

     The S&P 500 topped out on March 24th of 2000 at 1527 and declined to 966 on September 21st of 2001 for a total return loss of (35.61)%. The Gabelli Mathers Fund earned a total return of 7.00% during the same time period.

     The Gabelli Mathers Fund maintained a risk-averse portfolio structure during 2001. For the year, the equity segment of the portfolio averaged 10.8% long and 2.4% short individual stocks, within ranges of 2.5% to 22.6%, and 0% to 15.4% of assets, respectively. The fixed income segment of the portfolio averaged 89.2% U.S. Treasury securities, primarily short term Treasury bills, within a range of 77.4% to 97.5% of assets. The equity segment, which includes long and short positions in stocks, and the fixed income segment, which was limited to U.S. Treasury securities and U.S. Treasury collateralized repos in 2001, each added to the Fund's total return.

     During the year, a majority of the Fund's common stock investments were concentrated in stocks of takeover-target companies subject to friendly, all cash tender or merger offers from acquiring companies. The Fund purchased these event driven stocks after the deals were publicly announced, generally by a financially strong, strategically motivated buyer. These stocks typically earn relatively high annualized returns and are held for short time periods which disproportionately raises the portfolio turnover rate when the Fund's cash position is high and the percent invested in stocks is low. The Fund may continue to utilize this defensive, non-market correlated stock strategy in order to potentially increase cash returns above the prevailing level of short term interest rates.

     The remainder of the Fund's equity segment was generally invested in stocks of companies with special situation catalysts which, if triggered, have the potential to generate price appreciation. The Fund also held small dollar positions in relatively speculative low-priced stocks when their risk-reward was deemed favorable and used short term trading strategies in stocks and U.S. Treasuries to control the Fund's overall portfolio risk profile in various market conditions. The returns from both the takeover and special situation groups of stocks and the trading strategies typically have a low or inverse correlation with changes in the S&P 500 and other major stock market indices.

     The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2002, as was the case in 2001. Capital gains realized on investments in 2003 and future years are expected to be offset until the carryforward is either used up or expires. Accordingly, there will be no taxable distributions from capital gains until such time. The Fund paid a $0.313 net investment income dividend, 76.82% from U.S. Treasury securities, on December 27, 2001.

HIGH-RISK VALUATIONS

     Warren Buffett recently (FORTUNE, DEC '01) described the ratio of stock market capitalization as a percent of nominal GDP as:

     "...PROBABLY THE BEST SINGLE MEASURE OF WHERE VALUATIONS STAND AT ANY GIVEN MOMENT..."

     The Fund's defensive portfolio bias is based primarily on the continued historically extreme overvaluation of numerous fundamental stock valuation benchmarks. As shown on the chart below, the year-end market value of U.S. stocks remained a high-risk 127.7% of U.S. GDP, so the total

          U.S. STOCK MARKET CAPITALIZATION AS A PERCENT OF NOMINAL GDP

     The Gabelli Mathers Fund prepared this line graph with data provided by Topline Investment Graphics, Boulder, CO. The line is the ratio of stock market capitalization to nominal GDP. The chart's X-axis represents years, from 1926 through 2001 and its Y-axis shows percentage points, from 1 to 185. The average, since 1926, has been 54.0%. The high points (August 1929, 81.4%; November 1968, 77.7%; December 1972, 78.0% and March 2000, 183.0%) were all followed by severe bear markets. The December 2001 value is 127.7%. Note: Total market value of U.S. stocks would have to decline 58% to reach the 75-year average ratio of 54.0%.

Also contained within the chart is a table of data as follows:

S&P 500                PRICE           DIVIDEND                     P/E
1928 - 2001            BOOK             YIELD %                    RATIO
-----------            -----           --------                    -----
5 Major Bottoms        0.9               7.14                       7.8
Long-term Average      1.9               3.82                      14.7
6 Major Tops           2.4               2.94                      20.2
_________

Sep. '29 Top           3.6               2.86                      21.1
Aug. '87 Top           2.5               2.58                      22.9
Mar. '00 Top           7.3               1.10                      31.7
Dec. '01               5.3               1.35                      40.7

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

market value of U.S. stocks would have to decline 58% to reach the 75-year average ratio of 54%, and drop 74% to return to its July '82 level of undervaluation relative to GDP. Other classic value measures such as price/book, dividend yield and P/E (see inset table) as well as price/sales and price/cash flow also remain at levels indicative of extreme bull market valuation tops, not bear market bottoms, and are not even close to their long term valuation averages.

     The market's message for 2001 is clear: 10 trillion dollars of U.S. GDP cannot generate sufficient sales and earnings to support 15 trillion dollars of stock market capitalization, even with substantial declines in short term interest rates and earnings overstated by accounting deception.

CYCLICAL VS. SECULAR

     Was the stock market decline that ended last September a cyclical bear market within a continuing secular bull market that started in 1982 ... or the initial decline in a secular bear market that started from all-time highs in 2000? The answer to this question is important for risk-averse investors who seek low-volatility, absolute returns and a low-risk stock market entry point.

     If stocks are still in a secular bull market, then by definition, new highs are ahead for most benchmark stock indices. If stocks have begun a secular bear market, the September 2001 lows will be broken after the current rally fails at or below previous all time highs.

     The table below, showing alternating strong and weak secular stock market performance periods since 1802, provides an insight. Given the significant stock market declines in 2000 and 2001, it seems probable that U.S. stocks have started a secular decline similar to the '66 to '82 period. Additionally, bubble tops have historically been secular tops, as was the case for U.S. bond yields in 1981, gold in 1980, the U.S. dollar in 1985, the Nikkei in 1989 and the Dow in 1929.



                             STRONG AND WEAK PERIODS
               LONG TERM U.S. STOCK MARKET PERFORMANCE SINCE 1802

           7 WEAK PERIODS                             7 STRONG PERIODS
-----------------------------------         -----------------------------------
      16 Years Average Duration                   17 Years Average Duration
       0% Median Annual Return                    14% Median Annual Return
-----------------------------------         -----------------------------------

1802-15          +2.7%     13 years         1815-35        +10.0%      20 years
1835-43          (0.6)%     8 years         1843-53        +13.7%      10 years
1853-61          (3.0)%     8 years         1861-81        +12.0%      20 years
1881-97          +3.9%     16 years         1897-02        +15.2%       5 years
1902-21          +0.0%     19 years         1921-29        +25.2%       8 years
1929-49          +0.8%     20 years         1949-66        +14.0%      17 years
1966-82          (1.4)%    16 years         1982-99        +14.9%      17 years
2000- ?           ?               ?

                                     Source: Richard Russell's Dow Theory Letter

SEPTEMBER 11TH - FED VS. TERRORISTS

     The surprise Terrorist Attack on the World Trade Center had an unpredictably destructive human and economic impact. Financially, the Attack accelerated previously established downtrends in stock prices, corporate profits and short term interest rates and posed urgent and potentially catastrophic threats, not only to the U.S., but to the entire global economy. In just the U.S., several hundred thousand workers from the hotel, airline, insurance, entertainment and travel-related industries lost their jobs by early October.

     The loss of the World Trade Center shut down a major nerve center for U.S. financial settlements and transfer functions which caused an emergency spike in the demand for liquidity from both corporations and individuals. Economic uncertainty and financial risk increased exponentially as stock prices around the world began a meltdown. Banks and other financial intermediaries were forced to curtail lending which resulted in a precipitous drop in world economic activity.

     The Federal Reserve responded immediately by providing unprecedented amounts of liquidity to the U.S. and world financial system in an attempt to restore confidence to badly shaken markets and facilitate the functioning of the vast interdependent global payments system.

                  FINANCIAL CRISES & SHORT-TERM INTEREST RATES

     The Gabelli Mathers Fund created this line graph with data provided by BCA Research showing financial crises and the U.S. Federal Funds Rate over a 33-year period ending in 2001. The financial crises noted are: 1970 Penn Central, 1974 Franklin National, 1980 Silver Bubble, 1982 Drysdale Securities & Mexico Default, 1984 Continental Illinois, 1990 Savings & Loan, 1994 Mexican Peso, 1997 Pac Rim, 1998 Asian LTCM & Russian Default, 2001 U.S. Corp. Profit Crisis and the 2001 WTC Attack / Enron / Argentina. Current level of Fed Funds Rate is 1.75%. A major easing of Federal Funds Rates followed each crisis.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

     The Fed injected liquidity into the banking system via repurchase agreements with its NY trading desk, discount window loans to banks, extending "check float", and opening "swap lines" with foreign central banks. This emergency liquidity, provided during the 24-hour period following the September 11th Attack, totaled $102 billion, an incredible five times larger than the pre-Attack level.

     On Monday, September 17th, just before the U.S. stock market opened, the FOMC cut the Federal funds target rate by 50 basis points to 3%. The Fed had now used all its policy initiatives, except lowering bank reserve and stock margin requirements, to reassure the financial markets.

     After several anxious weeks, the Fed succeeded in reversing a potentially severe episode of financial panic, as was the case during the Crash of '87 and the Long Term Capital/Russian default of 1998. The only question that remains is whether this unprecedented flood of short term liquidity will be sufficient to spark a sustainable stock market advance and economic recovery.

LIQUIDITY VS. VALUATION

     When the Fed eases, monetary stimulus is transmitted to the economy via several mechanisms. In a normal easing cycle, after the Fed cuts short term interest rates, the following typically occurs:

     o   U.S. dollar DECLINES...exports rise...production increases
         --------------------

     o   Long term interest  rates FALL ... demand for housing,  durables and
         capital   expenditures  rises  ...  mortgage  and  other  loans  are refinanced at lower interest rates

     o   Stocks RISE...wealth is created...spending increases...incomes rise
         -----------

     Since January 2, 2001, the day before the current easing cycle started with the Fed's first discount rate cut from 6% to 51/2%, the OPPOSITE has occurred as shown in the table below.

                                               1-02-01     1-25-02     Percent
                                                Close       Close      Change
                                               -------     -------     -------

     o   Fed Eases
         ---------
            90 Day U.S. T Bill Yield             5.68%       1.68%     (70.4)
            Fed Funds Target Rate                6.50%       1.75%     (73.1)
            FRB Discount Rate                    6.00%       1.25%     (79.2)

     o   U.S. Dollar RISES
         -----------------
            U.S. Dollar Index                  108.77      119.95      +10.3

     o   Long Term Interest Rates RISE
         -----------------------------
            30 Yr. U.S. T Bond Yield             5.35%       5.48%      +2.4
            10 Yr. U.S. T Note Yield             4.92%       5.07%      +3.0

     o   Stocks DECLINE
         --------------
            S&P 500 Index                        1283        1133      (11.7)
            Nasdaq Composite                     2292        1938      (15.4)

     The atypical stock market decline as short term interest rates fell in 2001 is unprecedented, except for the '29 -'30 period in the U.S. and '90 -'02 period in Japan, as shown in the chart below.

                        STOCK BUBBLES AND DISCOUNT RATES

     This line graph was prepared for the Gabelli Mathers Fund by Topline Investment Graphics, Boulder, CO. The chart is divided into three sections. The first of the three charts shows the Dow Jones Industrial Average from its 1920 level of approximately 115 to its 1929 high of 381 to its 1931 low of 41. Below the Dow Jones Industrial Average, for the same time period, is the Federal Discount Rate ranging from a high of 7% in 1929 to a low of 1.5% in 1931. Note that stock prices fell while interest rates declined.

     The second of the three charts shows the Tokyo Nikkei from its 1983 level of approximately 11,000 to a 1989 high of 38,916 to a decline to 14,309 in 1991 followed by an increase to approximately 22,500 in 1996 and a decline to 9,504 in 2001. Below the Tokyo Nikkei, for the same time period, is the Japanese Discount Rate ranging from a high of 6% in 1991 to a low of 0.10% in 2001. Note that stock prices fell while interest rates declined.

     The third of the three charts shows the Nasdaq Composite from its 1990 level of approximately 500 to a 1999 high of 5,049 followed by a decline to 1,423 in 2001 noted with a question mark. Below the Nasdaq Composite, for the same time period, is the Federal Discount Rate ranging from a high of 7% in 1990 to a low of 3% in 1992. Rates peaked again in 2000 at 6% followed by a decline to 1.75% in December 2001. The chart poses the following question: Will a decline in the discount rate prevent stock prices from falling further?

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

                        STOCK BUBBLES AND DISCOUNT RATES

     Ironically, Alan Greenspan, Chairman of the U.S. Federal Reserve, made the following statement on March 6th, 2000, just as the greatest stock bubble of all time was about to deflate.

     "TECHNOLOGICAL SYNERGIES HAVE ENLARGED THE SET OF PRODUCTIVE CAPITAL INVESTMENTS, WHILE LOFTY EQUITY VALUES AND DECLINING PRICES OF HIGH-TECH EQUIPMENT HAVE REDUCED THE COST OF CAPITAL. ... THE FACT THAT THE CAPITAL SPENDING BOOM IS STILL GOING STRONG INDICATES THAT BUSINESSES CONTINUE TO FIND A WIDE ARRAY OF POTENTIAL HIGH-RATE-OF-RETURN, PRODUCTIVITY-ENHANCING INVESTMENTS. ... I SEE NOTHING TO SUGGEST THAT THESE OPPORTUNITIES WILL PETER OUT ANYTIME SOON."

     So far, the combined impact of the following factors appears to have caused the failure of the Fed's extraordinary monetary stimulation to reflate stock prices, reduce long term interest rates and depreciate the dollar: S&P 500 reported earnings have collapsed 50%, from $50 in 2000 to $25 in 2001, and are now at 1993 levels - stocks remain extremely overvalued by historical standards
- booming money supply growth has been neutralized by declining credit creation as bank loans and commercial paper issuance contract - post bubble investment losses have made investors risk averse - corporate bond issuance, to finance the gap between capex and shrinking cash flow, spikes - productivity growth was not translated into corporate profits - high consumer and corporate debt levels deter new borrowing and spending - excess capacity discourages business investment - pricing for products and services remains soft - the September 11th Attack focused national psychology on U.S. vulnerability - the Enron bankruptcy has damaged investor confidence in the integrity of corporate accounting, Board governance, and the credibility of Wall Street analysts.

ON BORROWED TIME

     Total U.S. credit market debt as a percent of U.S. GDP (shown on the chart below) has more than doubled since 1980 and is now a record 282%. U.S. household credit market debt has risen to a risky 105% of disposable personal income as consumers continue to spend more than their incomes, financing the difference with debt and driving down their savings rate to historic lows.

     Today's debt bubble is the cumulative result of the long term over-stimulation of consumption by excessive credit creation. Since 1980, the normal balance sheet de-leveraging forces of recession have been held in check by easy credit policies that pyramid debt financed consumer and corporate spending binges. Since 1995, it has taken an unsustainable $3.50 of debt creation to produce $1 of U.S. GDP. High debt will impose a formidable anti-growth deflationary restraint on the budding economic recovery, making a sustainable expansion unlikely. If the debt bubble bursts, the U.S. and Global economy will likely enter a prolonged Japanese style rolling deflationary contraction.

       TOTAL CREDIT MARKET DEBT (ALL SECTORS) AS % OF U.S. ECONOMY (GDP)

     The chart contained here is a line graph displaying the amount of total credit market debt as a percentage of GDP for an 87-year period ending September 2001. The x-axis displays years from 1914 to 2001 and the y-axis is the ratio of debt level to GDP from 100% to 282%. The chart shows two debt bubbles. The first begins in 1917 at approximately 100%, peak in 1930 of at 260% and ends in 1937 at a level of approximately 118%. The along with the current debt bubble began in 1980 at approximately 130% and reached 282% in September 2001. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.


        "TO COMBAT THE DEPRESSION BY A FORCED CREDIT EXPANSION IS TO ATTEMPT TO CURE THE EVIL BY THE VERY MEANS WHICH BROUGHT IT ABOUT; BECAUSE WE ARE SUFFERING FROM A MISDIRECTION OF PRODUCTION, WE WANT TO CREATE FURTHER MISDIRECTION - A PROCEDURE WHICH CAN ONLY LEAD TO A MUCH MORE SEVERE CRISIS AS SOON AS THE CREDIT EXPANSION COMES TO AN END."

                                                          FRIEDRICH HAYEK - 1933

ROUGH SEAS AHEAD?

     From the perspective of the last 130 years, both high and low stock market valuation extremes have ultimately regressed to and beyond the long term mean (dotted line on chart below) indicating that significant downside risk remains for stocks. Historically, after bubbles burst, prices eventually decline below the point of the initial advance, implying that, over the next several years, the Nasdaq may fall to about 700, the S&P 500 to 425, and the Dow to 3500. These levels, last seen just 7 years ago, seem distant, but would likely put stocks at only modest historical undervaluation.

                THE BUBBLE IN STOCKS: AN HISTORICAL PERSPECTIVE

     The Gabelli Mathers Fund prepared this line graph with data provided by BCA Research. This chart reflects the Standard & Poor's 500 stock index adjusted for inflation. The x-axis reflects the years from 1871 through 2001 and its y-axis is on a logarithmic scale and extends from 15 to 260. The long-term least squares trend line from 1871 through December 2001 is also on the chart. The chart is a line chart with monthly data and shows the extreme overvaluation (measured as the divergence above the trend line) in the S&P 500 index. Current level is approximately 205, almost 110 points above the least squares trend line.
A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

     Post WWII business cycles are likely to remain poor analogues for the future, since they were triggered by the Fed's tight money policies to cool off excess demand for goods and services and rising inflation. Conversely, this cycle has featured Fed easing, excess supply and weak pricing. How long can the $10 trillion U.S economy (2/3 consumer) support $13 trillion of stocks, $29 trillion of debt and a billion dollars a day current account deficit? We should know by year end 2002.

                                             Sincerely,


                                             /S/ SIGNATURE
                                             HENRY G. VAN DER EB, CFA
January 25, 2002                             President and Portfolio Manager

TAX LOSS CARRYFORWARD OFFSETS CAPITAL GAINS

     The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2002, as was the case in 2001. Capital gains realized on investments in 2003 and future years are expected to be offset until the carryforward is either used up or expires. Consequently, there will be no taxable distributions from capital gains until such time.

WWW.GABELLI.COM

     Please visit us on the Internet. The Gabelli home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

     The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokerage firms.

              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND
                                LOGARITHMIC SCALE

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
          '65         10,000          10,000
                      12,089          10,768
                      12,597           9,685
                      24,265          12,007
                      30,783          13,336
          '70         28,936          12,201
                      29,507          12,689
                      35,358          14,506
                      41,060          17,258
                      25,806          14,732
          '75         17,908          10,833
                      28,124          14,864
                      40,604          18,410
                      46,369          17,072
                      53,350          18,195
          '80         78,189          21,552
                     109,688          28,537
                     101,195          27,137
                     116,229          32,945
                     135,017          40,364
          '85        131,528          42,892
                     167,663          56,523
                     191,100          67,101
                     242,765          70,621
                     276,083          82,317
          '90        304,807         108,370
                     336,586         105,016
                     368,369         136,934
                     379,823         147,347
                     387,951         162,173
          '95        365,089         164,296
                     390,696         225,972
                     390,405         277,851
                     402,144         370,545
                     381,178         476,942
          '00        402,967         577,372
                     423,183         524,788


AVERAGE ANNUAL TOTAL RETURNS (%) *

                                      1 YR      2 YRS      3 YRS       5 YRS      10 YRS      25 YRS      36 YRS**
                                    ------     -------    ------       -----      ------      ------      --------
GABELLI MATHERS FUND                  4.25       4.63      5.00         2.48       1.82       10.01        10.97
Standard & Poor's 500               (11.87)    (10.51)    (1.02)       10.70      12.94       13.76        11.11

     * All periods ended 12-31-01. Average annual total returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
     **From commencement of investment operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the Portfolio Manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. The Standard & Poor's 500, the Dow Jones Industrial Average and the Nasdaq Composite and other indices shown in the table on page 2 are unmanaged indicators of stock market performance. Gabelli Funds, LLC became the Investment Advisor of the Fund on October 1, 1999. The Portfolio Manager, Henry Van der Eb, CFA, who managed the Fund prior to that date, continues to manage the Fund.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                    MARKET
  SHARES                               COST         VALUE
  ------                               ----         ------

              COMMON STOCKS -- 7.9%
              COMPUTER SOFTWARE AND SERVICES -- 0.9%
    400,000   CMGI Inc.+ .........  $   655,761  $   652,000
     15,000   EarthLink Inc.+ ....      171,159      182,550
     10,000   Novell  Inc.+ ......       46,100       45,900
                                    -----------  -----------
                                        873,020      880,450
                                    -----------  -----------
              ENERGY AND UTILITIES -- 0.4%
     10,000   Energy Select Sector SPDR
               Fund ..............      268,000      267,000
      5,000   ONEOK Inc. .........       87,250       89,200
                                    -----------  -----------
                                        355,250      356,200
                                    -----------  -----------
              ENERGY AND UTILITIES: INTEGRATED-- 0.2%
     10,000   CMS Energy Corp. ...      240,000      240,300
                                    -----------  -----------
              ENERGY AND UTILITIES: OIL -- 0.8%
     99,600   Petroleum Geo-Services
               ASA, ADR+ .........      984,921      792,816
                                    -----------  -----------
              ENTERTAINMENT-- 0.1%
      5,000   Crown Media Holdings Inc.,
               Cl. A+ ............       53,650       56,450
                                    -----------  -----------
              FOOD AND BEVERAGE -- 0.0%
      1,000   Hain Celestial
               Group Inc.+ .......       27,610       27,460
                                    -----------  -----------
              HEALTH CARE -- 0.2%
      5,000   Schering-Plough Corp.     182,096      179,050
                                    -----------  -----------
              HOTELS AND GAMING -- 0.2%
      5,000   Starwood Hotels & Resorts
               Worldwide Inc. ....      139,960      149,250
                                    -----------  -----------
              PAPER AND FOREST PRODUCTS -- 0.0%
        500   Willamette
               Industries Inc. ...       26,080       26,060
                                    -----------  -----------
              REAL ESTATE -- 0.8%
     30,000   Security Capital Group Inc.,
               Cl. B+ ............      761,450      761,100
                                    -----------  -----------
              RETAIL -- 3.4%
    730,000   OfficeMax Inc.+ ....    4,328,351    3,285,000
                                    -----------  -----------
              SPECIALTY CHEMICALS -- 0.6%
     56,900   Hercules Inc.+ .....      550,845      569,000
                                    -----------  -----------
              TELECOMMUNICATIONS -- 0.2%
    250,000   NTL Inc.+ ..........      204,758      235,000
                                    -----------  -----------
              WIRELESS COMMUNICATIONS -- 0.1%
     10,000   AT&T Wireless Services
               Inc.+ .............      139,700      143,700
                                    -----------  -----------
              TOTAL COMMON STOCKS     8,867,691    7,701,836
                                    -----------  -----------
 PRINCIPAL
  AMOUNT
 ---------

              U.S. GOVERNMENT OBLIGATIONS-- 59.2%
$58,000,000   U.S. Treasury Bills,
               1.61% to 1.82%++,
               01/03/02 to
               01/31/02(e) .......   57,966,915   57,966,915
                                    -----------  -----------



 PRINCIPAL                                           MARKET
  AMOUNT                               COST          VALUE
  ------                               ----          ------
              REPURCHASE AGREEMENTS -- 33.4%
$10,000,000   Agreement with ABN
               AMRO, 1.90%, dated
               12/28/01, due 01/04/02,
               proceeds at maturity
               $10,003,694(a) ....  $10,000,000  $10,000,000
  8,000,000   Agreement with Bear
               Stearns & Co., 1.60%,
               dated 12/31/01, due
               01/02/02, proceeds at
               maturity $8,000,711(b) 8,000,000    8,000,000
  4,739,941   Agreement with State
               Street Bank & Trust Co.,
               1.60%, dated 12/31/01,
               due 01/02/02, proceeds
               at maturity
               $4,740,362(c) .....    4,739,941    4,739,941
 10,000,000   Agreement with Warburg
               Dillon Reed, 1.69%,
               dated 12/31/01, due
               01/02/02, proceeds at
               maturity
               $10,000,939(d) ....   10,000,000   10,000,000
                                    -----------  -----------
              TOTAL REPURCHASE
               AGREEMENTS ........   32,739,941   32,739,941
                                    -----------  -----------
              TOTAL
               INVESTMENTS--100.5%  $99,574,547   98,408,692
                                    ===========
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.5)% ...     (515,574)
                                                 -----------
              NET ASSETS -- 100.0% ............  $97,893,118
                                                 ===========
  --------------
              For Federal tax purposes:
              Aggregate cost ..................  $99,592,956
                                                 ===========
              Gross unrealized appreciation ...  $    74,128
              Gross unrealized depreciation ...   (1,258,392)
                                                 -----------
              Net unrealized depreciation .....  $(1,184,264)
                                                 ===========
  --------------
  (a) Collateralized by U.S. Treasury Bond, 7.125%, due 02/15/23, market value $10,436,829.
  (b) Collateralized by U.S. Treasury Note, 14.000%, due 11/15/11, market value $8,269,133.
  (c) Collateralized by U.S. Treasury Bond, 6.625%, due 02/15/27, market value $4,943,555.
  (d) Collateralized by U.S. Treasury Note, 10.000%, due 05/15/10, market value $10,309,304.
  (e) At December 31, 2001, $16,000,000 of the principal amount was pledged as collateral for short sale securities.
  +    Non-income producing security.
  ++   Represents annualized yield at date of purchase.


                 See accompanying notes to financial statements.

                            THE GABELLI MATHERS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments at value (Cost $66,834,606)  $ 65,668,751
   Repurchase Agreements at value
     (Cost $32,739,941) .................     32,739,941
   Dividends and interest receivable ....          4,147
   Receivable for investments sold ......      2,268,080
   Receivable for Fund shares sold ......          1,250
   Other assets .........................         22,119
                                            ------------
   TOTAL ASSETS .........................    100,704,288
                                            ------------
LIABILITIES:
   Payable for investments purchased ....      2,413,932
   Payable for Fund shares redeemed .....        220,819
   Payable for investment advisory fees .         80,008
   Payable for distribution fees ........         20,018
   Other accrued expenses and liabilities         76,393
                                            ------------
   TOTAL LIABILITIES ....................      2,811,170
                                            ------------
   NET ASSETS applicable to 7,991,518
     shares outstanding .................   $ 97,893,118
                                            ============
NET ASSETS CONSIST OF:
   Shares of beneficial interest,
     at par value .......................   $  7,991,518
   Additional paid-in capital ...........    125,993,812
   Accumulated net investment income ....          8,607
   Accumulated net realized loss on
     investments ........................    (34,934,964)
   Net unrealized depreciation
     on investments .....................     (1,165,855)
                                            ------------
   TOTAL NET ASSETS .....................   $ 97,893,118
                                            ============
   NET ASSET VALUE, offering and redemption
     price per share ($97,893,118 / 7,991,518
     shares outstanding; 100,000,000 shares
     authorized of $1.00 par value) .....         $12.25
                                                  ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes
     of $1,655) ............................  $   42,902
   Interest ................................   3,504,070
   Other income ............................     224,272
                                              ----------
   TOTAL INVESTMENT INCOME .................   3,771,244
                                              ----------
EXPENSES:
   Investment advisory fees ................     804,013
   Distribution fees .......................     247,531
   Trustees' fees ..........................      65,629
   Shareholder services fees ...............      57,962
   Custodian fees ..........................      56,131
   Shareholder communications expenses .....      49,267
   Dividends on securities sold short ......      25,141
   Registration fees .......................      16,776
   Legal and audit fees ....................      13,759
   Miscellaneous expenses ..................       4,709
                                              ----------
   TOTAL EXPENSES ..........................   1,340,918
                                              ----------
   NET INVESTMENT INCOME ...................   2,430,326
                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND SECURITIES SOLD SHORT:
   Net realized gain on investments ........   1,262,507
   Net realized loss on securities sold short   (939,608)
   Net change in unrealized appreciation on
     investments and securities sold short .   1,365,795
                                              ----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND SECURITIES
     SOLD SHORT ............................   1,688,694
                                              ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................  $4,119,020
                                              ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED          YEAR ENDED
                                                                                 DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                                 -----------------   -----------------
OPERATIONS:
  Net investment income .......................................................     $ 2,430,326        $  3,858,715
  Net realized gain on investments ............................................       1,262,507           5,588,670
  Net realized loss on securities sold short ..................................        (939,608)         (1,794,795)
  Net change in unrealized appreciation/depreciation on investments
    and securities sold short .................................................       1,365,795          (2,703,331)
                                                                                    -----------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................       4,119,020           4,949,259
                                                                                    -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .......................................................      (2,311,917)         (3,827,040)
                                                                                    -----------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................      (2,311,917)         (3,827,040)
                                                                                    -----------        ------------
SHARE TRANSACTIONS:
  Net decrease in net assets from shares of beneficial interest transactions ..      (3,769,379)         (5,960,198)
                                                                                    -----------        ------------
  NET DECREASE IN NET ASSETS ..................................................      (1,962,276)         (4,837,979)
NET ASSETS:
  Beginning of period .........................................................      99,855,394         104,693,373
                                                                                    -----------        ------------
  End of period (including undistributed net investment income of $8,607
    and $46,914, respectively) ................................................     $97,893,118        $ 99,855,394
                                                                                    ===========        ============

                 See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Mathers Fund (the "Fund") was organized on June 17, 1999 as a Delaware business trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the "Mathers Fund") which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2001, there were no open positions in securities sold short.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the fiscal year ended December 31, 2001, the tax character of distributions paid on a tax basis does not materially differ from accounting principles generally accepted in the United States.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


For the year ended December 31, 2001, reclassifications were made to decrease accumulated undistributed net investment income for $156,716 and decrease accumulated net realized loss on investments and futures contracts for $172,038 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $34,916,555. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $4,819,701 of the loss carryforward is available through 2003; $22,226,886 is available through 2004; and $7,869,968 is available through 2006.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

       Undistributed ordinary income
          (inclusive of short term capital gains) ........   $      8,607
       Accumulated capital loss carryforward .............    (34,916,555)
       Net unrealized depreciation .......................     (1,184,264)
                                                             ------------
       Total accumulated loss ............................   $(36,092,212)
                                                             ============

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average net assets. The Adviser has agreed to waive a portion of its advisory fee so that the fee is 0.75% of the first $100,000,000 of the Fund's average daily net assets until October 1, 2001. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. On October 1, 1999, the Fund's Board of Trustees adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $247,531, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $104,743,389 and $104,460,614, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, the Fund paid brokerage commissions of $368,611 to Gabelli & Company, Inc.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               YEAR ENDED                        YEAR ENDED
                                                            DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                     -----------------------------     ----------------------------
                                                        SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------      ------------      ----------      ------------
Shares sold .....................................     1,343,699      $ 16,580,871         569,590      $  6,882,053
Shares issued upon reinvestment of dividends ....       172,503         2,118,330         280,230         3,379,606
Shares redeemed .................................    (1,812,168)      (22,468,580)     (1,331,209)      (16,221,857)
                                                     ----------      ------------      ----------      ------------
    Net decrease ................................      (295,966)     $ (3,769,379)       (481,389)     $ (5,960,198)
                                                     ==========      ============      ==========      ============

8. FINANCIAL HIGHLIGHTS. Selected data for a share of beneficial interest outstanding throughout each period:

                                                                YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------
                                              2001         2000         1999(A)         1998       1997
                                              ----         ----         -------         ----       ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..  $  12.05     $  11.94       $  11.73      $  13.06    $  13.27
                                            --------     --------       --------      --------    --------
   Net investment income .................      0.30         0.49           0.46          0.58        0.53
   Net realized and unrealized
     gain (loss) on investments ..........      0.21         0.11           0.21         (1.26)      (0.13)
                                            --------     --------       --------      --------    --------
   Total from investment operations ......      0.51         0.60           0.67         (0.68)       0.40
                                            --------     --------       --------      --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................     (0.31)       (0.49)         (0.46)        (0.65)      (0.61)
                                            --------     --------       --------      --------    --------
   Total distributions ...................     (0.31)       (0.49)         (0.46)        (0.65)      (0.61)
                                            --------     --------       --------      --------    --------
   NET ASSET VALUE, END OF PERIOD ........  $  12.25     $  12.05       $  11.94         11.73    $  13.06
                                            ========     ========       ========      ========    ========
   Total return+ .........................     4.25%        5.02%          5.73%       (5.21)%       3.01%
                                            ========     ========       ========      ========    ========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..   $97,893      $99,855       $104,693      $108,548    $138,404
   Ratio of net investment income
     to average net assets ...............     2.45%        3.79%          3.50%         4.56%       3.96%
   Ratio of operating expenses
     to average net assets ...............     1.35%(b)     1.34%(b)       1.24%(b)      1.16%(b)    1.07%
   Portfolio turnover rate ...............     1013%         977%           922%           67%         50%

--------------------------------
 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.Total return for the period of less than one year is not annualized.
(a) Gabelli Funds, LLC became the sole investment adviser of the Fund on October 1, 1999.
(b) The Fund incurred dividend expense on securities sold short for the years ended December 31, 2001, 2000, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.33%, 1.31%, 1.24% and 1.12%, respectively.

THE GABELLI MATHERS FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of The Gabelli Mathers Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Mathers Fund (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report dated January 15, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Mathers Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                                   /S/ SIGNATURE
New York, New York
February 8, 2002

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, an ordinary income dividend (comprised of net investment income) totaling $0.313 per share. For the fiscal year ended December 31, 2001, 1.41% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME:
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 76.82%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI MATHERS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Mathers Fund Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Mathers Fund at One Corporate Center, Rye, NY 10580.

                        TERM OF         NUMBER OF
NAME, POSITION(S)     OFFICE AND      FUNDS IN FUND
    ADDRESS(1)         LENGTH OF     COMPLEX OVERSEEN       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
    AND AGE          TIME SERVED(2)     BY TRUSTEE          DURING PAST FIVE YEARS                       HELD BY TRUSTEE
-----------------    --------------  ----------------       -----------------------                    -------------------

INTERESTED TRUSTEES(3):
-----------------------
MARIO J. GABELLI, CFA  Since 1999          21        Chairman of the Board and Chief Executive      Director of Morgan Group
Trustee and Chairman                                 Officer of Gabelli Asset Management Inc. and   Holdings, Inc. (transportation
Age: 59                                              Chief Investment Officer of Gabelli Funds,     services); Vice Chairman of
                                                     LLC and GAMCO Investors, Inc.;                 Lynch Corporation (diversified
                                                     Chairman and Chief Executive Officer of        manufacturing and
                                                     Lynch Interactive Corporation (multimedia      communication services)
                                                     and services)

KARL OTTO POHL         Since 1999          30        Member of the Shareholder Committee of Sal     Director of Gabelli
Trustee                                              Oppenheim Jr. & Cie (private investmentAsset   Management Inc.
Age: 72                                              bank); Former President of the                 (investment management);
                                                     Deutsche Bundesbank and Chairman of its        Chairman, Incentive Capital
                                                     Central Bank Council (1980-1991)               and Incentive Asset
                                                                                                    Management (Zurich);
                                                                                                    Director at Sal Oppenheim
                                                                                                    Jr. & Cie, Zurich

HENRY G. VAN DER EB,   Since 1976          2         Prior to October 1999, Chairman and Chief                   --
   CFA(4)                                            Executive Officer of Mathers Fund, Inc. and
Trustee, President and                               President of Mathers and Company, Inc.
Chief Executive Officer
Age: 56

NON-INTERESTED TRUSTEES:
------------------------
E. VAL CERUTTI         Since 2001           4        Chief Executive Officer of Cerutti             Director of Lynch
Trustee                                              Consultants, Inc.; Former President and        Corporation
Age: 62                                              Chief Operating Officer of Stella D'oro
                                                     Biscuit Company(through 1992); Adviser,
                                                     Iona CollegeSchool of Business

ANTHONY J. COLAVITA    Since 1999          32        President and Attorney at Law in the law firm                --
Trustee                                              of Anthony J. Colavita, P.C. since 1961
Age: 66

VINCENT D. ENRIGHT     Since 1999           8        Former Senior Vice President and Chief                       --
Trustee                                              Financial Officer of KeySpan Energy
Age: 58                                              Corporation

JON P. HEDRICH         Since 1998           1        Private investor; Prior to 1992, President and               --
Trustee                                              Partner of Steiner Diamond Institutional
Age: 61                                              Services

ROBERT E. KOHNEN       Since 1998           1        President of Bask Group LLC (investment                      --
Trustee                                              management firm); Prior to 1999, Vice
Age: 68                                              President and Investment Manager of
                                                     Protection Mutual Insurance Company

ANTHONY R. PUSTORINO   Since 1999          16        Certified Public Accountant; Professor                       --
Trustee                                              Emeritus, Pace University
Age: 76

THE GABELLI MATHERS FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                        TERM OF         NUMBER OF
                       OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF       COMPLEX
    ADDRESS(1)            TIME        OVERSEEN BY          PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
    AND AGE             SERVED(2)       TRUSTEE            DURING PAST FIVE YEARS                        HELD BY TRUSTEE
-----------------     ------------  ----------------       -----------------------                    -------------------
NON-INTERESTED TRUSTEES (CONTINUED):
------------------------------------
WERNER J. ROEDER, MD   Since 1999          26        Medical Director of Lawrence Hospital and                --
Trustee                                              practicing private physician
Age: 61

ANTHONIE C. VAN EKRIS  Since 1999          17        Managing Director of BALMAC                    Director of Spinnaker
Trustee                                              International, Inc.                            Industries, Inc.
Age: 67

JACK O. VANCE          Since 1998           1        Managing Director of Management Research,      Director of International
Trustee                                              Inc. (management consulting firm)              Rectifier Corporation
Age: 77                                                                                             (semi-conductors),
                                                                                                    Semtech Inc. and FCG
                                                                                                    Enterprises, Inc.
                                                                                                    (management consulting)
OFFICERS:
---------
BRUCE N. ALPERT        Since 1999          --        Executive Vice President and Chief Operating             --
Executive Vice President                             Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                        an officer of all mutual funds advised by
Age: 50                                              Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

EDITH L. COOK(4)       Since 1984          --        Prior to October 1999, Vice President and                --
Vice President                                       Treasurer of Mathers Fund, Inc. and Vice
Age: 60                                              President of Mathers and Company, Inc.

JAMES E. MCKEE         Since 1999          --        Vice President, General Counsel and Secretary            --
Vice President and                                   of Gabelli Asset Management Inc. since 1999
Secretary                                            and GAMCO Investors, Inc. since 1993; Secretary
Age: 38                                              of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

ANNE E. MORRISEY,      Since 1987          --        Prior to October 1999, Executive Vice                    --
CFA(4)                                               President, Secretary and Director of Mathers
Executive Vice President                             Fund, Inc. and Vice President of Mathers and
Age: 41                                              Company, Inc.

HEIDI M. STUBNER(4)    Since 1995          --        Prior to October 1999, Vice President of                 --
Vice President                                       Mathers Fund, Inc.
Age: 33

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
  (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli, Pohl and Van der Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4 Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI AFTER 6:00 P.M.)

                                BOARD OF TRUSTEES
           Mario J. Gabelli, CFA          Karl Otto Pohl
           CHAIRMAN AND CHIEF             FORMER PRESIDENT
           INVESTMENT OFFICER             DEUTSCHE BUNDESBANK
           GABELLI ASSET MANAGEMENT INC.

           E. Val Cerutti                 Anthony R. Pustorino
           CHIEF EXECUTIVE OFFICER        CERTIFIED PUBLIC ACCOUNTANT
           CERUTTI CONSULTANTS, INC.      PROFESSOR, PACE UNIVERSITY

           Anthony J. Colavita            Werner J. Roeder, MD
           ATTORNEY-AT-LAW                MEDICAL DIRECTOR
           ANTHONY J. COLAVITA, P.C.      LAWRENCE HOSPITAL

           Vincent D. Enright             Jack O. Vance
           FORMER SENIOR VICE PRESIDENT   MANAGING DIRECTOR
           AND CHIEF FINANCIAL OFFICER    MANAGEMENT RESEARCH INC.
           KEYSPAN ENERGY CORP.

           Jon P. Hedrich                 Henry G. Van der Eb, CFA
           FORMER PRESIDENT AND PARTNER   PRESIDENT AND CHIEF
           STEINER DIAMOND INSTITUTIONAL  EXECUTIVE OFFICER
           SERVICES                       THE GABELLI MATHERS FUND

           Robert E. Kohnen               Anthonie C. van Ekris
           FORMER VICE PRESIDENT AND      MANAGING DIRECTOR
           INVESTMENT MANAGER             BALMAC INTERNATIONAL, INC.
           PROTECTION MUTUAL INSURANCE

                         OFFICERS AND PORTFOLIO MANAGER
           Henry G. Van der Eb, CFA       Anne E. Morrissy, CFA
           PRESIDENT AND                  EXECUTIVE VICE PRESIDENT
           PORTFOLIO MANAGER

           Bruce N. Alpert                James E. McKee
           EXECUTIVE VICE PRESIDENT       SECRETARY
           AND TREASURER

           Heidi M. Stubner               Edith L. Cook
           VICE PRESIDENT                 VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB1726Q401SR

                                             [PHOTO OF MARIO J. GABELLI OMITTED]
THE
GABELLI
MATHERS
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001